UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2015

DUNE ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-27897	95-4737507
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

Two Shell Plaza 811 Louisiana Street, Suite 2300 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 229-6300

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

As previously disclosed in a Current Report on Form 8-K filed by Dune Energy, Inc. (the “Company”) on March 12, 2015 and in subsequent Current Reports on Form 8-K filed by the Company thereafter, the Company and its subsidiaries (collectively with the Company, the “Debtors”) filed voluntary petitions in the United States Bankruptcy Court for the Western District of Texas, Austin Division (the “Bankruptcy Court”) on March 8, 2015 seeking relief under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”). The Chapter 11 cases are being jointly administered under the caption “In re Dune Energy, Inc., et al”, Case No. 15-10336 (the “Chapter 11 Cases”).

In addition, as previously disclosed by the Company, in connection with the filing of the Chapter 11 Cases, on July 15, 2015, the Debtors entered into that certain Purchase and Sale Agreement dated as of June 24, 2015, as amended, (the “White Marlin PSA”) with White Marlin Oil and Gas Company, LLC (“White Marlin”) and that certain Purchase and Sale Agreement dated as of June 30, 2015, as amended, (the “Trimont PSA”) with Trimont Energy (NOW), LLC and assigned to Trimont Energy (BL), LLC and Trimont Energy (GIB), LLC (collectively, “Trimont”) for the sale of substantially all of the Debtors assets (the “Asset Sale”). Pursuant to the Trimont PSA, Trimont agreed to purchase the Garden Island Bay field and the Bateman Lake field from the Debtors for $1, the assumption of real estate tax liabilities and the assumption of all related plugging and abandonment liabilities. Trimont also agreed to assume certain of the Debtors’ executory contracts and pay costs necessary to cure defaults under such contracts. Pursuant to the White Marlin PSA, White Marlin agreed to purchase Abbeville North, Bayou Couba, Chocolate Bayou, Comite, Lake Bouef SW, Leeville, Los Mogotes, Malo Domingo, Manchester SW, Manchester W, and Toro Grande Fields from the Debtors for $19 million and the assumption of plugging and abandonment liabilities as set forth in the White Marlin PSA. White Marlin also agreed to assume certain of the Debtors’ executory contracts and pay costs necessary to cure defaults under such contracts. The Trimont PSA and the White Marlin PSA contain customary representations and warranties as well as various covenants.

The closing of the Asset Sale occurred on July 27, 2015. The Asset Sale was conducted pursuant to the provisions of Sections 105, 363 and 365 of the Bankruptcy Code and was effected pursuant to the previously disclosed White Marlin PSA and Trimont PSA. The Company is evaluating its options with respect to the sale of the remaining immaterial assets and winddown of the Company.

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

In connection with the Asset Sale, on July 24, 2015, John Brecker resigned and on July 29, 2015, Michael Keener and Robert Schmitz resigned from their positions on the Board of Directors of the Company and from all committees of the Company of which each was a member.

In addition, in connection with the Asset Sale, on July 24, 2015, Frank T. Smith, the Senior Vice President, Chief Financial Officer and Secretary of the Company, resigned from his positions with the Debtors as well as from his position as an officer of the Company, and James A. Watt was appointed as Secretary of the Company.

Item 7.01.	Regulation FD Disclosure.

Based on the terms of the White Marlin PSA and Trimont PSA, the Company does not expect to be able to distribute any proceeds as a result of the Chapter 11 Cases to the Company’s stockholders and therefore believes that the shares of its common stock are worthless.

Additional information on the Chapter 11 Cases, including access to documents filed with the Bankruptcy Court and other general information about the Chapter 11 Cases, is available at https://cases.primeclerk.com/duneenergy/.

The information included in this Item 7.01 to this Current Report on Form 8-K shall not be deemed “filed” for purposes of or otherwise subject to the liabilities under Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Unless expressly incorporated into a filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act made after the date hereof, the information contained in this Item 7.01 shall not be incorporated by reference into any of our filings, whether made before or after the date hereof, regardless of any general incorporation language in any such filing.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are those involving future events and future results that are based on current expectations, estimates, forecasts, and projections, as well as the current beliefs and assumptions of the Company’s management. When used in this document, the words such as “anticipate”, “estimate”, “expect”, “project”, “intend”, “plan”, “believe”, “may”, “predict”, “will”, “would”, “could”, “should”, “target” and similar expressions are forward-looking statements. All statements contained in this Current Report that are not statements of historical fact and other estimates, projections, future trends and the outcome of events that have not yet occurred referenced in this Form 8-K should be considered forward-looking statements. Although the Company believes that its expectations reflected in these forward-looking statements are reasonable, such statements involve risks and uncertainties and no assurance can be given that actual results will be consistent with these forward-looking statements. Important factors that could cause actual results to differ from these forward-looking statements include the Company’s ability to obtain Bankruptcy Court approval with respect to motions in the Chapter 11 Cases; the ability of the Company and its subsidiaries to prosecute, develop and consummate one or more plan of liquidation with respect to the Chapter 11 Cases; Bankruptcy Court rulings in the Chapter 11 Cases and the outcome of the cases in general; the length of time the Company will operate under the Chapter 11 Cases; risks associated with third party motions in the Chapter 11 Cases; increased legal costs related to the Chapter 11 Cases and other litigation; challenges and risks associated with the Company continuing to operate and manage its business under Chapter 11 protection; and other risks disclosed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 and quarterly and current reports on Form 10-Q and 8-K filed with the U.S. Securities and Exchange Commission. There may be other factors that may cause the Company’s actual results to differ materially from the forward-looking statements. The Company undertakes no obligation to update or revise forward-looking statements to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUNE ENERGY, INC.

Date: July 30, 2015	By:	/s/ James A. Watt
Name: James A. Watt
Title: Chief Executive Officer